EXHIBIT 21.1

                 SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.

                                             Jurisdiction of
                                             Incorporation or
Name                                           Organization

RBK Thailand, Inc.                           Massachusetts

Reebok Aviation, Inc.                        Massachusetts

Reebok CHC, Inc.                             Massachusetts

Reebok Eastern Territories, Inc.             Massachusetts

Reebok Foundation, Inc.                      Massachusetts

Reebok International Securities Corp.        Massachusetts

Reebok Securities Holdings Corp.             Massachusetts

The Reebok Worldwide Trading Company, Ltd.   Massachusetts

The Rockport Company, Inc.                   Massachusetts

AVIA Group International, Inc.               Delaware

RFC, Inc.                                    Delaware

The Donner Mountain Corporation              Oregon

Reebok Austria GmbH                          Austria

Rockport Gmbh                                Austria

Reebok Belgium SA                            Belgium

Reebok Do Brasil Servicos                    Brazil
a Participacoes Ltda

Rockport do Brasil - Comercio, Servicos      Brazil
e Participacoes Ltda.

Beijing Reebok Sports Consultancy Ltd.       British Virgin
                                             Islands

Reebok (China) Holdings Ltd.                 British Virgin
                                             Islands

R.C. Investments Ltd.                        Canada

Reebok Canada Inc.                           Canada

                                                      EXHIBIT 21.1 - Page 2

                 SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.

                                             Jurisdiction of
                                             Incorporation or
Name                                           Organization

Beijing Reebok Sports Goods Center           China

Reebok France (S.A.)                         France

Rockport France S.a.r.L.                     France

Sud Ouest Diffusion Sport                    France

ASL - American Sports and Leisure            Germany
Vertriebs GMBH

Reebok Deutschland GmbH                      Germany

Reebok (China) Services Limited              Hong Kong

Reebok Far East Ltd.                         Hong Kong

Reebok Trading (FAR EAST) Limited            Hong Kong

Reebok India Company                         India

Reebok Technical Services Private Limited    India

Reebok Italia S.r.l.                         Italy

Rockport International Trading               Italy
Co. Italy S.r.l.

Reebok Japan Inc.                            Japan

Rockport Japan Inc.                          Japan

Reebok Korea Limited                         Korea

Reebok Korea Technical Services              Korea
Company, Ltd.

Reebok (Mauritius) Company Limited           Mauritius

Reebok International Finance B.V.            The Netherlands

Reebok Nederland B.V.                        The Netherlands

Rockport (Europe) B.V.                       The Netherlands

                                                      EXHIBIT 21.1 - Page 3

                 SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.

                                             Jurisdiction of
                                             Incorporation or
Name                                           Organization

Rockport (Nederland) B.V.                    The Netherlands

Reebok (Philippines) Services Co., Inc.      Philippines

Reebok Poland SA                             Poland

Reebok Russia Retail, Inc.                   Russia

Reebok Leisure SA                            Spain

Reebok (South Africa) (Proprietary) Limited  South Africa

Reebok (Switzerland) Ltd.                    Switzerland

Reebok (Taiwan) Services Company             Taiwan

J.W. Foster & Sons                           United Kingdom
(Athletic Shoes) Limited

RBK Holdings plc                             United Kingdom

Reebok Eastern Trading Limited               United Kingdom

Reebok International Limited                 United Kingdom

Reebok Sports Limited                        United Kingdom

Reebok UK Limited                            United Kingdom

The Rockport Company Limited                 United Kingdom

Rockport International Limited               United Kingdom